GSAMP 02HE-2, A3
FIGIC - 12/20/02

1ML:                       1.4025
6ML:                       1.4187

Please refer to the term sheet for more information.

Period          Date          Principal                 Interest               Cash Flow                 Balance
Total                          217,914,000.00          10,926,587.44            228,840,587.44

     0         30-Dec-02                    0                      0                         0           217,914,000.00
     1         20-Jan-03         6,241,123.41             238,813.77              6,479,937.18           211,672,876.59
     2         20-Feb-03         6,072,765.72             342,437.91              6,415,203.64           205,600,110.87
     3         20-Mar-03         5,908,895.21             300,425.17              6,209,320.38           199,691,215.65
     4         20-Apr-03         5,749,434.15             323,054.35              6,072,488.49           193,941,781.51
     5         20-May-03         5,594,425.82             303,632.02              5,898,057.84           188,347,355.68
     6         20-Jun-03         5,443,423.30             304,702.60              5,748,125.89           182,903,932.39
     7         20-Jul-03         5,296,484.61             286,351.35              5,582,835.95           177,607,447.78
     8         20-Aug-03         5,153,500.57             287,327.90              5,440,828.47           172,453,947.21
     9         20-Sep-03         5,014,364.93             278,990.73              5,293,355.65           167,439,582.29
    10         20-Oct-03         4,879,061.98             262,140.62              5,141,202.60           162,560,520.31
    11         20-Nov-03         4,747,438.90             262,985.44              5,010,424.35           157,813,081.40
    12         20-Dec-03         4,619,228.27             247,069.53              4,866,297.80           153,193,853.14
    13         20-Jan-04         4,494,469.20             247,832.33              4,742,301.54           148,699,383.94
    14         20-Feb-04         4,373,068.96             240,561.32              4,613,630.28           144,326,314.97
    15         20-Mar-04         4,254,937.28             218,423.04              4,473,360.33           140,071,377.69
    16         20-Apr-04         4,139,986.33             226,603.19              4,366,589.53           135,931,391.36
    17         20-May-04         4,028,134.51             212,811.92              4,240,946.44           131,903,256.85
    18         20-Jun-04         3,919,375.77             213,389.06              4,132,764.83           127,983,881.07
    19         20-Jul-04         3,813,440.35             200,369.43              4,013,809.78           124,170,440.73
    20         20-Aug-04         3,710,376.71             200,879.14              3,911,255.85           120,460,064.02
    21         20-Sep-04         3,610,088.87             194,876.61              3,804,965.48           116,849,975.15
    22         20-Oct-04         3,512,502.23             182,938.37              3,695,440.61           113,337,472.91
    23         20-Nov-04         3,417,544.19             183,353.90              3,600,898.09           109,919,928.72
    24         20-Dec-04         3,325,144.08             172,088.81              3,497,232.89           106,594,784.64
    25         20-Jan-05         3,235,233.16             172,445.79              3,407,678.94           103,359,551.48
    26         20-Feb-05         3,147,744.49             167,211.92              3,314,956.42           100,211,806.99
    27         20-Mar-05         3,062,612.98             146,430.61              3,209,043.58            97,149,194.01
    28         20-Apr-05         2,979,775.24             157,165.00              3,136,940.24            94,169,418.77
    29         20-May-05         2,899,150.32             147,430.07              3,046,580.39            91,270,268.46
    30         20-Jun-05         2,820,717.75             147,654.25              2,968,372.00            88,449,550.71
    31         20-Jul-05         2,744,398.85             138,475.14              2,882,873.99            85,705,151.86
    32         20-Aug-05         2,670,136.79             138,651.18              2,808,787.97            83,035,015.07
    33         20-Sep-05         2,597,876.27             134,331.51              2,732,207.78            80,437,138.80
    34         20-Oct-05         2,527,563.46             125,931.04              2,653,494.51            77,909,575.34
    35         20-Nov-05         2,459,146.00             126,039.73              2,585,185.73            75,450,429.34
    36         20-Dec-05         2,392,572.92             118,123.93              2,510,696.85            73,057,856.42
    37         20-Jan-06                    0             118,190.77                118,190.77            73,057,856.42
    38         20-Feb-06         1,030,521.27             118,190.77              1,148,712.04            72,027,335.15
    39         20-Mar-06         1,967,663.49             105,247.14              2,072,910.63            70,059,671.66
    40         20-Apr-06         1,914,370.66             113,340.40              2,027,711.05            68,145,301.01
    41         20-May-06         1,862,514.97             106,687.15              1,969,202.12            66,282,786.04
    42         20-Jun-06         1,812,057.79             107,230.27              1,919,288.05            64,470,728.25
    43         20-Jul-06         1,762,961.48             100,934.30              1,863,895.78            62,707,766.77
    44         20-Aug-06         1,715,189.44             101,446.71              1,816,636.15            60,992,577.33
    45         20-Sep-06         1,668,706.05              98,671.93              1,767,377.98            59,323,871.27
    46         20-Oct-06         1,623,476.65              92,876.46              1,716,353.11            57,700,394.63
    47         20-Nov-06         1,579,467.49              93,345.94              1,672,813.42            56,120,927.14
    48         20-Dec-06         1,536,645.74              87,861.99              1,624,507.73            54,584,281.40
    49         20-Jan-07         1,494,979.47              88,304.78              1,583,284.25            53,089,301.93
    50         20-Feb-07         1,454,437.58              85,886.25              1,540,323.83            51,634,864.35
    51         20-Mar-07         1,414,989.81              75,449.44              1,490,439.25            50,219,874.54
    52         20-Apr-07         1,376,606.73              81,244.18              1,457,850.91            48,843,267.81
    53         20-May-07         1,339,259.68              76,468.21              1,415,727.89            47,504,008.12
    54         20-Jun-07         1,302,920.79              76,850.53              1,379,771.32            46,201,087.34
    55         20-Jul-07         1,267,562.92              72,331.65              1,339,894.57            44,933,524.42
    56         20-Aug-07         1,233,159.66              72,692.08              1,305,851.74            43,700,364.76
    57         20-Sep-07         1,199,685.33              70,697.11              1,270,382.45            42,500,679.43
    58         20-Oct-07         1,167,114.92              66,538.36              1,233,653.28            41,333,564.51
    59         20-Nov-07         1,135,424.10              66,868.18              1,202,292.28            40,198,140.40
    60         20-Dec-07         1,104,589.20              62,933.54              1,167,522.74            39,093,551.20
    61         20-Jan-08         1,074,587.16              63,244.35              1,137,831.52            38,018,964.04
    62         20-Feb-08         1,045,395.58              61,505.92              1,106,901.49            36,973,568.46
    63         20-Mar-08         1,016,992.62              55,955.70              1,072,948.31            35,956,575.85
    64         20-Apr-08           989,357.05              58,169.45              1,047,526.50            34,967,218.80
    65         20-May-08           962,468.22              54,744.09              1,017,212.31            34,004,750.58
    66         20-Jun-08           936,306.01              55,011.85                991,317.85            33,068,444.58
    67         20-Jul-08           910,850.85              51,771.41                962,622.26            32,157,593.73
    68         20-Aug-08           886,083.71              52,023.57                938,107.28            31,271,510.02
    69         20-Sep-08           861,986.05              50,590.09                912,576.15            30,409,523.96
    70         20-Oct-08           838,539.85              47,608.64                886,148.49            29,570,984.11
    71         20-Nov-08           815,727.55              47,839.03                863,566.59            28,755,256.56
    72         20-Dec-08           793,532.08              45,018.75                838,550.84            27,961,724.47
    73         20-Jan-09           771,936.83              45,235.62                817,172.45            27,189,787.64
    74         20-Feb-09           750,925.62              43,986.81                794,912.43            26,438,862.02
    75         20-Mar-09           730,482.71              38,632.76                769,115.47            25,708,379.31
    76         20-Apr-09           710,592.81              41,590.23                752,183.04            24,997,786.50
    77         20-May-09           691,240.99              39,136.12                730,377.11            24,306,545.51
    78         20-Jun-09           672,412.78              39,322.39                711,735.16            23,634,132.73
    79         20-Jul-09           654,094.04              37,001.20                691,095.25            22,980,038.69
    80         20-Aug-09           636,271.06              37,176.40                673,447.47            22,343,767.63
    81         20-Sep-09           618,930.47              36,147.06                655,077.54            21,724,837.15
    82         20-Oct-09           602,059.28              34,012.04                636,071.32            21,122,777.88
    83         20-Nov-09           585,644.81              34,171.78                619,816.60            20,537,133.06
    84         20-Dec-09           569,674.77              32,152.59                601,827.37            19,967,458.29
    85         20-Jan-10        19,967,458.29              32,302.74             19,999,761.03                        0

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


FIGIC - 12/20/02

1ML:                       1.4025
6ML:                       1.4187

Please refer to the term sheet for more information.

Period
Total      Begin Notional Balance           End Notional Balance         Princ Writedown            Accrued Interest

                                                                                   0              10,926,587.44

     0                           0                217,914,000.00                   0                          0
     1              217,914,000.00                211,672,876.59                   0                 238,813.77
     2              211,672,876.59                205,600,110.87                   0                 342,437.91
     3              205,600,110.87                199,691,215.65                   0                 300,425.17
     4              199,691,215.65                193,941,781.51                   0                 323,054.35
     5              193,941,781.51                188,347,355.68                   0                 303,632.02
     6              188,347,355.68                182,903,932.39                   0                 304,702.60
     7              182,903,932.39                177,607,447.78                   0                 286,351.35
     8              177,607,447.78                172,453,947.21                   0                 287,327.90
     9              172,453,947.21                167,439,582.29                   0                 278,990.73
    10              167,439,582.29                162,560,520.31                   0                 262,140.62
    11              162,560,520.31                157,813,081.40                   0                 262,985.44
    12              157,813,081.40                153,193,853.14                   0                 247,069.53
    13              153,193,853.14                148,699,383.94                   0                 247,832.33
    14              148,699,383.94                144,326,314.97                   0                 240,561.32
    15              144,326,314.97                140,071,377.69                   0                 218,423.04
    16              140,071,377.69                135,931,391.36                   0                 226,603.19
    17              135,931,391.36                131,903,256.85                   0                 212,811.92
    18              131,903,256.85                127,983,881.07                   0                 213,389.06
    19              127,983,881.07                124,170,440.73                   0                 200,369.43
    20              124,170,440.73                120,460,064.02                   0                 200,879.14
    21              120,460,064.02                116,849,975.15                   0                 194,876.61
    22              116,849,975.15                113,337,472.91                   0                 182,938.37
    23              113,337,472.91                109,919,928.72                   0                 183,353.90
    24              109,919,928.72                106,594,784.64                   0                 172,088.81
    25              106,594,784.64                103,359,551.48                   0                 172,445.79
    26              103,359,551.48                100,211,806.99                   0                 167,211.92
    27              100,211,806.99                 97,149,194.01                   0                 146,430.61
    28               97,149,194.01                 94,169,418.77                   0                 157,165.00
    29               94,169,418.77                 91,270,268.46                   0                 147,430.07
    30               91,270,268.46                 88,449,550.71                   0                 147,654.25
    31               88,449,550.71                 85,705,151.86                   0                 138,475.14
    32               85,705,151.86                 83,035,015.07                   0                 138,651.18
    33               83,035,015.07                 80,437,138.80                   0                 134,331.51
    34               80,437,138.80                 77,909,575.34                   0                 125,931.04
    35               77,909,575.34                 75,450,429.34                   0                 126,039.73
    36               75,450,429.34                 73,057,856.42                   0                 118,123.93
    37               73,057,856.42                 73,057,856.42                   0                 118,190.77
    38               73,057,856.42                 72,027,335.15                   0                 118,190.77
    39               72,027,335.15                 70,059,671.66                   0                 105,247.14
    40               70,059,671.66                 68,145,301.01                   0                 113,340.40
    41               68,145,301.01                 66,282,786.04                   0                 106,687.15
    42               66,282,786.04                 64,470,728.25                   0                 107,230.27
    43               64,470,728.25                 62,707,766.77                   0                 100,934.30
    44               62,707,766.77                 60,992,577.33                   0                 101,446.71
    45               60,992,577.33                 59,323,871.27                   0                  98,671.93
    46               59,323,871.27                 57,700,394.63                   0                  92,876.46
    47               57,700,394.63                 56,120,927.14                   0                  93,345.94
    48               56,120,927.14                 54,584,281.40                   0                  87,861.99
    49               54,584,281.40                 53,089,301.93                   0                  88,304.78
    50               53,089,301.93                 51,634,864.35                   0                  85,886.25
    51               51,634,864.35                 50,219,874.54                   0                  75,449.44
    52               50,219,874.54                 48,843,267.81                   0                  81,244.18
    53               48,843,267.81                 47,504,008.12                   0                  76,468.21
    54               47,504,008.12                 46,201,087.34                   0                  76,850.53
    55               46,201,087.34                 44,933,524.42                   0                  72,331.65
    56               44,933,524.42                 43,700,364.76                   0                  72,692.08
    57               43,700,364.76                 42,500,679.43                   0                  70,697.11
    58               42,500,679.43                 41,333,564.51                   0                  66,538.36
    59               41,333,564.51                 40,198,140.40                   0                  66,868.18
    60               40,198,140.40                 39,093,551.20                   0                  62,933.54
    61               39,093,551.20                 38,018,964.04                   0                  63,244.35
    62               38,018,964.04                 36,973,568.46                   0                  61,505.92
    63               36,973,568.46                 35,956,575.85                   0                  55,955.70
    64               35,956,575.85                 34,967,218.80                   0                  58,169.45
    65               34,967,218.80                 34,004,750.58                   0                  54,744.09
    66               34,004,750.58                 33,068,444.58                   0                  55,011.85
    67               33,068,444.58                 32,157,593.73                   0                  51,771.41
    68               32,157,593.73                 31,271,510.02                   0                  52,023.57
    69               31,271,510.02                 30,409,523.96                   0                  50,590.09
    70               30,409,523.96                 29,570,984.11                   0                  47,608.64
    71               29,570,984.11                 28,755,256.56                   0                  47,839.03
    72               28,755,256.56                 27,961,724.47                   0                  45,018.75
    73               27,961,724.47                 27,189,787.64                   0                  45,235.62
    74               27,189,787.64                 26,438,862.02                   0                  43,986.81
    75               26,438,862.02                 25,708,379.31                   0                  38,632.76
    76               25,708,379.31                 24,997,786.50                   0                  41,590.23
    77               24,997,786.50                 24,306,545.51                   0                  39,136.12
    78               24,306,545.51                 23,634,132.73                   0                  39,322.39
    79               23,634,132.73                 22,980,038.69                   0                  37,001.20
    80               22,980,038.69                 22,343,767.63                   0                  37,176.40
    81               22,343,767.63                 21,724,837.15                   0                  36,147.06
    82               21,724,837.15                 21,122,777.88                   0                  34,012.04
    83               21,122,777.88                 20,537,133.06                   0                  34,171.78
    84               20,537,133.06                 19,967,458.29                   0                  32,152.59
    85               19,967,458.29                             0                   0                  32,302.74

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 02HE-2, A3
FIGIC - 12/20/02

1ML:                       1.4025
6ML:                       1.4187

Please refer to the term sheet for more information.

Period
Total       Interest Shortfall          Accum Interest Shortfall               Coupon
                            0

     0                      0                            0                          0
     1                      0                            0                     1.8787
     2                      0                            0                     1.8787
     3                      0                            0                     1.8787
     4                      0                            0                     1.8787
     5                      0                            0                     1.8787
     6                      0                            0                     1.8787
     7                      0                            0                     1.8787
     8                      0                            0                     1.8787
     9                      0                            0                     1.8787
    10                      0                            0                     1.8787
    11                      0                            0                     1.8787
    12                      0                            0                     1.8787
    13                      0                            0                     1.8787
    14                      0                            0                     1.8787
    15                      0                            0                     1.8787
    16                      0                            0                     1.8787
    17                      0                            0                     1.8787
    18                      0                            0                     1.8787
    19                      0                            0                     1.8787
    20                      0                            0                     1.8787
    21                      0                            0                     1.8787
    22                      0                            0                     1.8787
    23                      0                            0                     1.8787
    24                      0                            0                     1.8787
    25                      0                            0                     1.8787
    26                      0                            0                     1.8787
    27                      0                            0                     1.8787
    28                      0                            0                     1.8787
    29                      0                            0                     1.8787
    30                      0                            0                     1.8787
    31                      0                            0                     1.8787
    32                      0                            0                     1.8787
    33                      0                            0                     1.8787
    34                      0                            0                     1.8787
    35                      0                            0                     1.8787
    36                      0                            0                     1.8787
    37                      0                            0                     1.8787
    38                      0                            0                     1.8787
    39                      0                            0                     1.8787
    40                      0                            0                     1.8787
    41                      0                            0                     1.8787
    42                      0                            0                     1.8787
    43                      0                            0                     1.8787
    44                      0                            0                     1.8787
    45                      0                            0                     1.8787
    46                      0                            0                     1.8787
    47                      0                            0                     1.8787
    48                      0                            0                     1.8787
    49                      0                            0                     1.8787
    50                      0                            0                     1.8787
    51                      0                            0                     1.8787
    52                      0                            0                     1.8787
    53                      0                            0                     1.8787
    54                      0                            0                     1.8787
    55                      0                            0                     1.8787
    56                      0                            0                     1.8787
    57                      0                            0                     1.8787
    58                      0                            0                     1.8787
    59                      0                            0                     1.8787
    60                      0                            0                     1.8787
    61                      0                            0                     1.8787
    62                      0                            0                     1.8787
    63                      0                            0                     1.8787
    64                      0                            0                     1.8787
    65                      0                            0                     1.8787
    66                      0                            0                     1.8787
    67                      0                            0                     1.8787
    68                      0                            0                     1.8787
    69                      0                            0                     1.8787
    70                      0                            0                     1.8787
    71                      0                            0                     1.8787
    72                      0                            0                     1.8787
    73                      0                            0                     1.8787
    74                      0                            0                     1.8787
    75                      0                            0                     1.8787
    76                      0                            0                     1.8787
    77                      0                            0                     1.8787
    78                      0                            0                     1.8787
    79                      0                            0                     1.8787
    80                      0                            0                     1.8787
    81                      0                            0                     1.8787
    82                      0                            0                     1.8787
    83                      0                            0                     1.8787
    84                      0                            0                     1.8787
    85                      0                            0                     1.8787

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private
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any security in any jurisdiction where such an offer or solicitation would be
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do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained
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The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may,
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material may be filed within the Securities and Exchange Commission (the "SEC")
and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in
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disclose any and all aspects of any potential transaction or structure described
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without Goldman Sachs imposing any limitation of any kind.



GSAMP 02HE-2, A3
FIGIC - 12/20/02

1ML:                     1.4025
6ML:                     1.4187

Please refer to the term sheet for more information.

Period             Date         Principal           Interest          Cash Flow          Balance          Begin Notional Balance
Total                           217,914,000.00      12,109,808.93     230,023,808.93

       0       30-Dec-02                   0                  0                  0      217,914,000.00                    0
       1       20-Jan-03        6,241,123.41         238,813.77       6,479,937.18      211,672,876.59       217,914,000.00
       2       20-Feb-03        6,072,765.72         342,437.91       6,415,203.64      205,600,110.87       211,672,876.59
       3       20-Mar-03        5,908,895.21         300,425.17       6,209,320.38      199,691,215.65       205,600,110.87
       4       20-Apr-03        5,749,434.15         323,054.35       6,072,488.49      193,941,781.51       199,691,215.65
       5       20-May-03        5,594,425.82         303,632.02       5,898,057.84      188,347,355.68       193,941,781.51
       6       20-Jun-03        5,443,423.30         304,702.60       5,748,125.89      182,903,932.39       188,347,355.68
       7       20-Jul-03        5,296,484.61         286,351.35       5,582,835.95      177,607,447.78       182,903,932.39
       8       20-Aug-03        5,153,500.57         287,327.90       5,440,828.47      172,453,947.21       177,607,447.78
       9       20-Sep-03        5,014,364.93         278,990.73       5,293,355.65      167,439,582.29       172,453,947.21
      10       20-Oct-03        4,879,061.98         262,140.62       5,141,202.60      162,560,520.31       167,439,582.29
      11       20-Nov-03        4,747,438.90         262,985.44       5,010,424.35      157,813,081.40       162,560,520.31
      12       20-Dec-03        4,619,228.27         247,069.53       4,866,297.80      153,193,853.14       157,813,081.40
      13       20-Jan-04        4,494,469.20         247,832.33       4,742,301.54      148,699,383.94       153,193,853.14
      14       20-Feb-04        4,373,068.96         240,561.32       4,613,630.28      144,326,314.97       148,699,383.94
      15       20-Mar-04        4,254,937.28         218,423.04       4,473,360.33      140,071,377.69       144,326,314.97
      16       20-Apr-04        4,139,986.33         226,603.19       4,366,589.53      135,931,391.36       140,071,377.69
      17       20-May-04        4,028,134.51         212,811.92       4,240,946.44      131,903,256.85       135,931,391.36
      18       20-Jun-04        3,919,375.77         213,389.06       4,132,764.83      127,983,881.07       131,903,256.85
      19       20-Jul-04        3,813,440.35         200,369.43       4,013,809.78      124,170,440.73       127,983,881.07
      20       20-Aug-04        3,710,376.71         200,879.14       3,911,255.85      120,460,064.02       124,170,440.73
      21       20-Sep-04        3,610,088.87         194,876.61       3,804,965.48      116,849,975.15       120,460,064.02
      22       20-Oct-04        3,512,502.23         182,938.37       3,695,440.61      113,337,472.91       116,849,975.15
      23       20-Nov-04        3,417,544.19         183,353.90       3,600,898.09      109,919,928.72       113,337,472.91
      24       20-Dec-04        3,325,144.08         172,088.81       3,497,232.89      106,594,784.64       109,919,928.72
      25       20-Jan-05        3,235,233.16         172,445.79       3,407,678.94      103,359,551.48       106,594,784.64
      26       20-Feb-05        3,147,744.49         167,211.92       3,314,956.42      100,211,806.99       103,359,551.48
      27       20-Mar-05        3,062,612.98         146,430.61       3,209,043.58       97,149,194.01       100,211,806.99
      28       20-Apr-05        2,979,775.24         157,165.00       3,136,940.24       94,169,418.77        97,149,194.01
      29       20-May-05        2,899,150.32         147,430.07       3,046,580.39       91,270,268.46        94,169,418.77
      30       20-Jun-05        2,820,717.75         147,654.25       2,968,372.00       88,449,550.71        91,270,268.46
      31       20-Jul-05        2,744,398.85         138,475.14       2,882,873.99       85,705,151.86        88,449,550.71
      32       20-Aug-05        2,670,136.79         138,651.18       2,808,787.97       83,035,015.07        85,705,151.86
      33       20-Sep-05        2,597,876.27         134,331.51       2,732,207.78       80,437,138.80        83,035,015.07
      34       20-Oct-05        2,527,563.46         125,931.04       2,653,494.51       77,909,575.34        80,437,138.80
      35       20-Nov-05        2,459,146.00         126,039.73       2,585,185.73       75,450,429.34        77,909,575.34
      36       20-Dec-05        2,392,572.92         118,123.93       2,510,696.85       73,057,856.42        75,450,429.34
      37       20-Jan-06                   0         118,190.77         118,190.77       73,057,856.42        73,057,856.42
      38       20-Feb-06        1,030,521.27         118,190.77       1,148,712.04       72,027,335.15        73,057,856.42
      39       20-Mar-06        1,967,663.49         105,247.14       2,072,910.63       70,059,671.66        72,027,335.15
      40       20-Apr-06        1,914,370.66         113,340.40       2,027,711.05       68,145,301.01        70,059,671.66
      41       20-May-06        1,862,514.97         106,687.15       1,969,202.12       66,282,786.04        68,145,301.01
      42       20-Jun-06        1,812,057.79         107,230.27       1,919,288.05       64,470,728.25        66,282,786.04
      43       20-Jul-06        1,762,961.48         100,934.30       1,863,895.78       62,707,766.77        64,470,728.25
      44       20-Aug-06        1,715,189.44         101,446.71       1,816,636.15       60,992,577.33        62,707,766.77
      45       20-Sep-06        1,668,706.05          98,671.93       1,767,377.98       59,323,871.27        60,992,577.33
      46       20-Oct-06        1,623,476.65          92,876.46       1,716,353.11       57,700,394.63        59,323,871.27
      47       20-Nov-06        1,579,467.49          93,345.94       1,672,813.42       56,120,927.14        57,700,394.63
      48       20-Dec-06        1,536,645.74          87,861.99       1,624,507.73       54,584,281.40        56,120,927.14
      49       20-Jan-07        1,494,979.47          88,304.78       1,583,284.25       53,089,301.93        54,584,281.40
      50       20-Feb-07        1,454,437.58          85,886.25       1,540,323.83       51,634,864.35        53,089,301.93
      51       20-Mar-07        1,414,989.81          75,449.44       1,490,439.25       50,219,874.54        51,634,864.35
      52       20-Apr-07        1,376,606.73          81,244.18       1,457,850.91       48,843,267.81        50,219,874.54
      53       20-May-07        1,339,259.68          76,468.21       1,415,727.89       47,504,008.12        48,843,267.81
      54       20-Jun-07        1,302,920.79          76,850.53       1,379,771.32       46,201,087.34        47,504,008.12
      55       20-Jul-07        1,267,562.92          72,331.65       1,339,894.57       44,933,524.42        46,201,087.34
      56       20-Aug-07        1,233,159.66          72,692.08       1,305,851.74       43,700,364.76        44,933,524.42
      57       20-Sep-07        1,199,685.33          70,697.11       1,270,382.45       42,500,679.43        43,700,364.76
      58       20-Oct-07        1,167,114.92          66,538.36       1,233,653.28       41,333,564.51        42,500,679.43
      59       20-Nov-07        1,135,424.10          66,868.18       1,202,292.28       40,198,140.40        41,333,564.51
      60       20-Dec-07        1,104,589.20          62,933.54       1,167,522.74       39,093,551.20        40,198,140.40
      61       20-Jan-08        1,074,587.16          63,244.35       1,137,831.52       38,018,964.04        39,093,551.20
      62       20-Feb-08        1,045,395.58          61,505.92       1,106,901.49       36,973,568.46        38,018,964.04
      63       20-Mar-08        1,016,992.62          55,955.70       1,072,948.31       35,956,575.85        36,973,568.46
      64       20-Apr-08          989,357.05          58,169.45       1,047,526.50       34,967,218.80        35,956,575.85
      65       20-May-08          962,468.22          54,744.09       1,017,212.31       34,004,750.58        34,967,218.80
      66       20-Jun-08          936,306.01          55,011.85         991,317.85       33,068,444.58        34,004,750.58
      67       20-Jul-08          910,850.85          51,771.41         962,622.26       32,157,593.73        33,068,444.58
      68       20-Aug-08          886,083.71          52,023.57         938,107.28       31,271,510.02        32,157,593.73
      69       20-Sep-08          861,986.05          50,590.09         912,576.15       30,409,523.96        31,271,510.02
      70       20-Oct-08          838,539.85          47,608.64         886,148.49       29,570,984.11        30,409,523.96
      71       20-Nov-08          815,727.55          47,839.03         863,566.59       28,755,256.56        29,570,984.11
      72       20-Dec-08          793,532.08          45,018.75         838,550.84       27,961,724.47        28,755,256.56
      73       20-Jan-09          771,936.83          45,235.62         817,172.45       27,189,787.64        27,961,724.47
      74       20-Feb-09          750,925.62          43,986.81         794,912.43       26,438,862.02        27,189,787.64
      75       20-Mar-09          730,482.71          38,632.76         769,115.47       25,708,379.31        26,438,862.02
      76       20-Apr-09          710,592.81          41,590.23         752,183.04       24,997,786.50        25,708,379.31
      77       20-May-09          691,240.99          39,136.12         730,377.11       24,306,545.51        24,997,786.50
      78       20-Jun-09          672,412.78          39,322.39         711,735.16       23,634,132.73        24,306,545.51
      79       20-Jul-09          654,094.04          37,001.20         691,095.25       22,980,038.69        23,634,132.73
      80       20-Aug-09          636,271.06          37,176.40         673,447.47       22,343,767.63        22,980,038.69
      81       20-Sep-09          618,930.47          36,147.06         655,077.54       21,724,837.15        22,343,767.63
      82       20-Oct-09          602,059.28          34,012.04         636,071.32       21,122,777.88        21,724,837.15
      83       20-Nov-09          585,644.81          34,171.78         619,816.60       20,537,133.06        21,122,777.88
      84       20-Dec-09          569,674.77          32,152.59         601,827.37       19,967,458.29        20,537,133.06
      85       20-Jan-10          554,137.18          32,302.74         586,439.92       19,413,321.11        19,967,458.29
      86       20-Feb-10          539,020.36          39,096.11         578,116.47       18,874,300.75        19,413,321.11
      87       20-Mar-10          524,312.99          34,332.14         558,645.13       18,349,987.76        18,874,300.75
      88       20-Apr-10          510,004.01          36,954.68         546,958.69       17,839,983.75        18,349,987.76
      89       20-May-10          496,082.68          34,768.64         530,851.32       17,343,901.07        17,839,983.75
      90       20-Jun-10          482,538.55          34,928.55         517,467.09       16,861,362.53        17,343,901.07
      91       20-Jul-10          469,361.44          32,861.39         502,222.83       16,392,001.09        16,861,362.53
      92       20-Aug-10          456,541.46          33,011.53         489,552.99       15,935,459.63        16,392,001.09
      93       20-Sep-10          444,068.96          32,092.11         476,161.08       15,491,390.67        15,935,459.63
      94       20-Oct-10          431,934.59          30,191.43         462,126.02       15,059,456.08        15,491,390.67
      95       20-Nov-10          420,129.20          30,327.95         450,457.15       14,639,326.88        15,059,456.08
      96       20-Dec-10          408,643.93          28,530.83         437,174.76       14,230,682.95        14,639,326.88
      97       20-Jan-11          397,470.15          28,658.90         426,129.04       13,833,212.80        14,230,682.95
      98       20-Feb-11          386,599.43          27,858.44         414,457.87       13,446,613.37        13,833,212.80
      99       20-Mar-11          376,023.60          24,459.24         400,482.84       13,070,589.77        13,446,613.37
     100       20-Apr-11          365,734.71          26,322.61         392,057.32       12,704,855.05        13,070,589.77
     101       20-May-11          355,725.01          24,760.70         380,485.72       12,349,130.04        12,704,855.05
     102       20-Jun-11          345,986.96          24,869.67         370,856.63       12,003,143.08        12,349,130.04
     103       20-Jul-11          336,513.23          23,393.13         359,906.35       11,666,629.85        12,003,143.08
     104       20-Aug-11          327,296.68          23,495.20         350,791.88       11,339,333.17        11,666,629.85
     105       20-Sep-11          318,330.36          22,836.06         341,166.42       11,021,002.81        11,339,333.17
     106       20-Oct-11          309,607.52          21,479.02         331,086.54       10,711,395.29        11,021,002.81
     107       20-Nov-11          301,121.59          21,571.47         322,693.06       10,410,273.70        10,711,395.29
     108       20-Dec-11          292,866.16          20,288.76         313,154.91       10,117,407.54        10,410,273.70
     109       20-Jan-12          284,835.01          20,375.25         305,210.26        9,832,572.53        10,117,407.54
     110       20-Feb-12          277,022.07          19,801.63         296,823.70        9,555,550.46         9,832,572.53
     111       20-Mar-12          269,421.46          18,002.21         287,423.67        9,286,129.00         9,555,550.46
     112       20-Apr-12          279,726.53          18,701.15         298,427.69        9,006,402.47         9,286,129.00
     113       20-May-12          285,368.89          17,552.73         302,921.61        8,721,033.58         9,006,402.47
     114       20-Jun-12          277,533.00          17,563.12         295,096.12        8,443,500.59         8,721,033.58
     115       20-Jul-12          269,910.19          16,455.68         286,365.87        8,173,590.40         8,443,500.59
     116       20-Aug-12          262,494.71          16,460.63         278,955.35        7,911,095.69         8,173,590.40
     117       20-Sep-12          255,280.95          15,932.00         271,212.95        7,655,814.74         7,911,095.69
     118       20-Oct-12          248,263.46          14,920.54         263,184.01        7,407,551.27         7,655,814.74
     119       20-Nov-12          241,436.93          14,917.92         256,354.85        7,166,114.35         7,407,551.27
     120       20-Dec-12          234,796.19          13,966.16         248,762.35        6,931,318.15         7,166,114.35
     121       20-Jan-13          228,336.23          13,958.85         242,295.08        6,702,981.92         6,931,318.15
     122       20-Feb-13          222,052.15          13,499.00         235,551.15        6,480,929.77         6,702,981.92
     123       20-Mar-13          215,939.19          11,788.74         227,727.93        6,264,990.59         6,480,929.77
     124       20-Apr-13          209,992.73          12,616.94         222,609.67        6,054,997.86         6,264,990.59
     125       20-May-13          204,208.25          11,800.69         216,008.94        5,850,789.61         6,054,997.86
     126       20-Jun-13          198,581.39          11,782.79         210,364.18        5,652,208.22         5,850,789.61
     127       20-Jul-13          193,107.86          11,015.68         204,123.54        5,459,100.36         5,652,208.22
     128       20-Aug-13          187,783.52          10,993.98         198,777.50        5,271,316.84         5,459,100.36
     129       20-Sep-13          182,604.34          10,615.80         193,220.14        5,088,712.50         5,271,316.84
     130       20-Oct-13          177,566.38           9,917.48         187,483.86        4,911,146.12         5,088,712.50
     131       20-Nov-13          172,665.82           9,890.46         182,556.28        4,738,480.30         4,911,146.12
     132       20-Dec-13          167,898.94           9,234.90         177,133.84        4,570,581.36         4,738,480.30
     133       20-Jan-14          163,262.11           9,204.60         172,466.71        4,407,319.25         4,570,581.36
     134       20-Feb-14          158,751.82           8,875.81         167,627.63        4,248,567.43         4,407,319.25
     135       20-Mar-14          154,364.64           7,728.10         162,092.73        4,094,202.80         4,248,567.43
     136       20-Apr-14          150,097.23           8,245.24         158,342.46        3,944,105.57         4,094,202.80
     137       20-May-14          145,946.35           7,686.73         153,633.08        3,798,159.22         3,944,105.57
     138       20-Jun-14          141,908.83           7,649.04         149,557.87        3,656,250.39         3,798,159.22
     139       20-Jul-14          137,981.62           7,125.73         145,107.34        3,518,268.77         3,656,250.39
     140       20-Aug-14          134,161.71           7,085.37         141,247.08        3,384,107.07         3,518,268.77
     141       20-Sep-14          130,446.19           6,815.19         137,261.38        3,253,660.87         3,384,107.07
     142       20-Oct-14          126,832.25           6,341.11         133,173.36        3,126,828.62         3,253,660.87
     143       20-Nov-14          123,317.12           6,297.06         129,614.18        3,003,511.51         3,126,828.62
     144       20-Dec-14          119,898.12           5,853.59         125,751.71        2,883,613.39         3,003,511.51
     145       20-Jan-15          116,572.65           5,807.25         122,379.90        2,767,040.74         2,883,613.39
     146       20-Feb-15          113,338.16           5,572.49         118,910.65        2,653,702.58         2,767,040.74
     147       20-Mar-15          110,192.20           4,827.06         115,019.25        2,543,510.38         2,653,702.58
     148       20-Apr-15          107,132.35           5,122.33         112,254.68        2,436,378.03         2,543,510.38
     149       20-May-15          104,156.28           4,748.30         108,904.58        2,332,221.75         2,436,378.03
     150       20-Jun-15          101,261.72           4,696.82         105,958.54        2,230,960.02         2,332,221.75
     151       20-Jul-15           98,446.45           4,347.96         102,794.41        2,132,513.57         2,230,960.02
     152       20-Aug-15           95,708.33           4,294.63         100,002.95        2,036,805.25         2,132,513.57
     153       20-Sep-15           93,045.24           4,101.88          97,147.13        1,943,760.00         2,036,805.25
     154       20-Oct-15           90,455.17           3,788.23          94,243.39        1,853,304.83         1,943,760.00
     155       20-Nov-15           87,936.12           3,732.33          91,668.45        1,765,368.72         1,853,304.83
     156       20-Dec-15           85,486.16           3,440.56          88,926.72        1,679,882.56         1,765,368.72
     157       20-Jan-16           83,103.42           3,383.08          86,486.50        1,596,779.14         1,679,882.56
     158       20-Feb-16           80,786.07           3,215.72          84,001.79        1,515,993.07         1,596,779.14
     159       20-Mar-16           78,532.33           2,856.06          81,388.39        1,437,460.73         1,515,993.07
     160       20-Apr-16           98,634.51           2,894.87         101,529.38        1,338,826.22         1,437,460.73
     161       20-May-16          129,574.70           2,609.26         132,183.96        1,209,251.53         1,338,826.22
     162       20-Jun-16           70,099.16           2,435.29          72,534.45        1,139,152.37         1,209,251.53
     163       20-Jul-16           68,134.46           2,220.11          70,354.57        1,071,017.91         1,139,152.37
     164       20-Aug-16           66,223.91           2,156.90          68,380.81        1,004,794.00         1,071,017.91
     165       20-Sep-16           64,366.03           2,023.54          66,389.57          940,427.97         1,004,794.00
     166       20-Oct-16           62,559.39           1,832.82          64,392.21          877,868.57           940,427.97
     167       20-Nov-16           60,802.59           1,767.92          62,570.51          817,065.98           877,868.57
     168       20-Dec-16           59,094.27           1,592.39          60,686.66          757,971.71           817,065.98
     169       20-Jan-17           57,433.10           1,526.46          58,959.57          700,538.61           757,971.71
     170       20-Feb-17           55,817.80           1,410.80          57,228.60          644,720.81           700,538.61
     171       20-Mar-17           54,247.12           1,172.74          55,419.86          590,473.69           644,720.81
     172       20-Apr-17           52,719.83           1,189.14          53,908.97          537,753.86           590,473.69
     173       20-May-17           51,234.75           1,048.04          52,282.79          486,519.11           537,753.86
     174       20-Jun-17           49,790.73             979.79          50,770.52          436,728.38           486,519.11
     175       20-Jul-17           48,386.65             851.15          49,237.80          388,341.73           436,728.38
     176       20-Aug-17           47,021.41             782.07          47,803.48          341,320.32           388,341.73
     177       20-Sep-17           45,693.95             687.38          46,381.33          295,626.37           341,320.32
     178       20-Oct-17           44,403.24             576.15          44,979.39          251,223.13           295,626.37
     179       20-Nov-17           43,148.27             505.93          43,654.21          208,074.86           251,223.13
     180       20-Dec-17           41,928.07             405.52          42,333.59          166,146.79           208,074.86
     181       20-Jan-18           40,741.69              334.6          41,076.29          125,405.10           166,146.79
     182       20-Feb-18           39,588.19             252.55          39,840.74           85,816.91           125,405.10
     183       20-Mar-18           38,466.68              156.1          38,622.78           47,350.23            85,816.91
     184       20-Apr-18           37,376.29              95.36          37,471.64            9,973.94            47,350.23
     185       20-May-18            9,973.94              19.44           9,993.38                   0             9,973.94

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed within the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you. Goldman Sachs does not provide accounting, tax or legal advice. Subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind.


GSAMP 02HE-2, A3
FIGIC - 12/20/02

1ML:                     1.4025
6ML:                     1.4187

Please refer to the term sheet for more information.

Period
Total       End Notional Balance      Princ Writedown     Accrued Interest    Interest Shortfall  Accum Interest Shortfall    Coupon
                                                    0       12,109,808.93                   0

      0            217,914,000.00                   0                   0                   0                           0         0
      1            211,672,876.59                   0          238,813.77                   0                           0    1.8787
      2            205,600,110.87                   0          342,437.91                   0                           0    1.8787
      3            199,691,215.65                   0          300,425.17                   0                           0    1.8787
      4            193,941,781.51                   0          323,054.35                   0                           0    1.8787
      5            188,347,355.68                   0          303,632.02                   0                           0    1.8787
      6            182,903,932.39                   0          304,702.60                   0                           0    1.8787
      7            177,607,447.78                   0          286,351.35                   0                           0    1.8787
      8            172,453,947.21                   0          287,327.90                   0                           0    1.8787
      9            167,439,582.29                   0          278,990.73                   0                           0    1.8787
     10            162,560,520.31                   0          262,140.62                   0                           0    1.8787
     11            157,813,081.40                   0          262,985.44                   0                           0    1.8787
     12            153,193,853.14                   0          247,069.53                   0                           0    1.8787
     13            148,699,383.94                   0          247,832.33                   0                           0    1.8787
     14            144,326,314.97                   0          240,561.32                   0                           0    1.8787
     15            140,071,377.69                   0          218,423.04                   0                           0    1.8787
     16            135,931,391.36                   0          226,603.19                   0                           0    1.8787
     17            131,903,256.85                   0          212,811.92                   0                           0    1.8787
     18            127,983,881.07                   0          213,389.06                   0                           0    1.8787
     19            124,170,440.73                   0          200,369.43                   0                           0    1.8787
     20            120,460,064.02                   0          200,879.14                   0                           0    1.8787
     21            116,849,975.15                   0          194,876.61                   0                           0    1.8787
     22            113,337,472.91                   0          182,938.37                   0                           0    1.8787
     23            109,919,928.72                   0          183,353.90                   0                           0    1.8787
     24            106,594,784.64                   0          172,088.81                   0                           0    1.8787
     25            103,359,551.48                   0          172,445.79                   0                           0    1.8787
     26            100,211,806.99                   0          167,211.92                   0                           0    1.8787
     27             97,149,194.01                   0          146,430.61                   0                           0    1.8787
     28             94,169,418.77                   0          157,165.00                   0                           0    1.8787
     29             91,270,268.46                   0          147,430.07                   0                           0    1.8787
     30             88,449,550.71                   0          147,654.25                   0                           0    1.8787
     31             85,705,151.86                   0          138,475.14                   0                           0    1.8787
     32             83,035,015.07                   0          138,651.18                   0                           0    1.8787
     33             80,437,138.80                   0          134,331.51                   0                           0    1.8787
     34             77,909,575.34                   0          125,931.04                   0                           0    1.8787
     35             75,450,429.34                   0          126,039.73                   0                           0    1.8787
     36             73,057,856.42                   0          118,123.93                   0                           0    1.8787
     37             73,057,856.42                   0          118,190.77                   0                           0    1.8787
     38             72,027,335.15                   0          118,190.77                   0                           0    1.8787
     39             70,059,671.66                   0          105,247.14                   0                           0    1.8787
     40             68,145,301.01                   0          113,340.40                   0                           0    1.8787
     41             66,282,786.04                   0          106,687.15                   0                           0    1.8787
     42             64,470,728.25                   0          107,230.27                   0                           0    1.8787
     43             62,707,766.77                   0          100,934.30                   0                           0    1.8787
     44             60,992,577.33                   0          101,446.71                   0                           0    1.8787
     45             59,323,871.27                   0           98,671.93                   0                           0    1.8787
     46             57,700,394.63                   0           92,876.46                   0                           0    1.8787
     47             56,120,927.14                   0           93,345.94                   0                           0    1.8787
     48             54,584,281.40                   0           87,861.99                   0                           0    1.8787
     49             53,089,301.93                   0           88,304.78                   0                           0    1.8787
     50             51,634,864.35                   0           85,886.25                   0                           0    1.8787
     51             50,219,874.54                   0           75,449.44                   0                           0    1.8787
     52             48,843,267.81                   0           81,244.18                   0                           0    1.8787
     53             47,504,008.12                   0           76,468.21                   0                           0    1.8787
     54             46,201,087.34                   0           76,850.53                   0                           0    1.8787
     55             44,933,524.42                   0           72,331.65                   0                           0    1.8787
     56             43,700,364.76                   0           72,692.08                   0                           0    1.8787
     57             42,500,679.43                   0           70,697.11                   0                           0    1.8787
     58             41,333,564.51                   0           66,538.36                   0                           0    1.8787
     59             40,198,140.40                   0           66,868.18                   0                           0    1.8787
     60             39,093,551.20                   0           62,933.54                   0                           0    1.8787
     61             38,018,964.04                   0           63,244.35                   0                           0    1.8787
     62             36,973,568.46                   0           61,505.92                   0                           0    1.8787
     63             35,956,575.85                   0           55,955.70                   0                           0    1.8787
     64             34,967,218.80                   0           58,169.45                   0                           0    1.8787
     65             34,004,750.58                   0           54,744.09                   0                           0    1.8787
     66             33,068,444.58                   0           55,011.85                   0                           0    1.8787
     67             32,157,593.73                   0           51,771.41                   0                           0    1.8787
     68             31,271,510.02                   0           52,023.57                   0                           0    1.8787
     69             30,409,523.96                   0           50,590.09                   0                           0    1.8787
     70             29,570,984.11                   0           47,608.64                   0                           0    1.8787
     71             28,755,256.56                   0           47,839.03                   0                           0    1.8787
     72             27,961,724.47                   0           45,018.75                   0                           0    1.8787
     73             27,189,787.64                   0           45,235.62                   0                           0    1.8787
     74             26,438,862.02                   0           43,986.81                   0                           0    1.8787
     75             25,708,379.31                   0           38,632.76                   0                           0    1.8787
     76             24,997,786.50                   0           41,590.23                   0                           0    1.8787
     77             24,306,545.51                   0           39,136.12                   0                           0    1.8787
     78             23,634,132.73                   0           39,322.39                   0                           0    1.8787
     79             22,980,038.69                   0           37,001.20                   0                           0    1.8787
     80             22,343,767.63                   0           37,176.40                   0                           0    1.8787
     81             21,724,837.15                   0           36,147.06                   0                           0    1.8787
     82             21,122,777.88                   0           34,012.04                   0                           0    1.8787
     83             20,537,133.06                   0           34,171.78                   0                           0    1.8787
     84             19,967,458.29                   0           32,152.59                   0                           0    1.8787
     85             19,413,321.11                   0           32,302.74                   0                           0    1.8787
     86             18,874,300.75                   0           39,096.11                   0                           0    2.3387
     87             18,349,987.76                   0           34,332.14                   0                           0    2.3387
     88             17,839,983.75                   0           36,954.68                   0                           0    2.3387
     89             17,343,901.07                   0           34,768.64                   0                           0    2.3387
     90             16,861,362.53                   0           34,928.55                   0                           0    2.3387
     91             16,392,001.09                   0           32,861.39                   0                           0    2.3387
     92             15,935,459.63                   0           33,011.53                   0                           0    2.3387
     93             15,491,390.67                   0           32,092.11                   0                           0    2.3387
     94             15,059,456.08                   0           30,191.43                   0                           0    2.3387
     95             14,639,326.88                   0           30,327.95                   0                           0    2.3387
     96             14,230,682.95                   0           28,530.83                   0                           0    2.3387
     97             13,833,212.80                   0           28,658.90                   0                           0    2.3387
     98             13,446,613.37                   0           27,858.44                   0                           0    2.3387
     99             13,070,589.77                   0           24,459.24                   0                           0    2.3387
    100             12,704,855.05                   0           26,322.61                   0                           0    2.3387
    101             12,349,130.04                   0           24,760.70                   0                           0    2.3387
    102             12,003,143.08                   0           24,869.67                   0                           0    2.3387
    103             11,666,629.85                   0           23,393.13                   0                           0    2.3387
    104             11,339,333.17                   0           23,495.20                   0                           0    2.3387
    105             11,021,002.81                   0           22,836.06                   0                           0    2.3387
    106             10,711,395.29                   0           21,479.02                   0                           0    2.3387
    107             10,410,273.70                   0           21,571.47                   0                           0    2.3387
    108             10,117,407.54                   0           20,288.76                   0                           0    2.3387
    109              9,832,572.53                   0           20,375.25                   0                           0    2.3387
    110              9,555,550.46                   0           19,801.63                   0                           0    2.3387
    111              9,286,129.00                   0           18,002.21                   0                           0    2.3387
    112              9,006,402.47                   0           18,701.15                   0                           0    2.3387
    113              8,721,033.58                   0           17,552.73                   0                           0    2.3387
    114              8,443,500.59                   0           17,563.12                   0                           0    2.3387
    115              8,173,590.40                   0           16,455.68                   0                           0    2.3387
    116              7,911,095.69                   0           16,460.63                   0                           0    2.3387
    117              7,655,814.74                   0           15,932.00                   0                           0    2.3387
    118              7,407,551.27                   0           14,920.54                   0                           0    2.3387
    119              7,166,114.35                   0           14,917.92                   0                           0    2.3387
    120              6,931,318.15                   0           13,966.16                   0                           0    2.3387
    121              6,702,981.92                   0           13,958.85                   0                           0    2.3387
    122              6,480,929.77                   0           13,499.00                   0                           0    2.3387
    123              6,264,990.59                   0           11,788.74                   0                           0    2.3387
    124              6,054,997.86                   0           12,616.94                   0                           0    2.3387
    125              5,850,789.61                   0           11,800.69                   0                           0    2.3387
    126              5,652,208.22                   0           11,782.79                   0                           0    2.3387
    127              5,459,100.36                   0           11,015.68                   0                           0    2.3387
    128              5,271,316.84                   0           10,993.98                   0                           0    2.3387
    129              5,088,712.50                   0           10,615.80                   0                           0    2.3387
    130              4,911,146.12                   0            9,917.48                   0                           0    2.3387
    131              4,738,480.30                   0            9,890.46                   0                           0    2.3387
    132              4,570,581.36                   0            9,234.90                   0                           0    2.3387
    133              4,407,319.25                   0            9,204.60                   0                           0    2.3387
    134              4,248,567.43                   0            8,875.81                   0                           0    2.3387
    135              4,094,202.80                   0            7,728.10                   0                           0    2.3387
    136              3,944,105.57                   0            8,245.24                   0                           0    2.3387
    137              3,798,159.22                   0            7,686.73                   0                           0    2.3387
    138              3,656,250.39                   0            7,649.04                   0                           0    2.3387
    139              3,518,268.77                   0            7,125.73                   0                           0    2.3387
    140              3,384,107.07                   0            7,085.37                   0                           0    2.3387
    141              3,253,660.87                   0            6,815.19                   0                           0    2.3387
    142              3,126,828.62                   0            6,341.11                   0                           0    2.3387
    143              3,003,511.51                   0            6,297.06                   0                           0    2.3387
    144              2,883,613.39                   0            5,853.59                   0                           0    2.3387
    145              2,767,040.74                   0            5,807.25                   0                           0    2.3387
    146              2,653,702.58                   0            5,572.49                   0                           0    2.3387
    147              2,543,510.38                   0            4,827.06                   0                           0    2.3387
    148              2,436,378.03                   0            5,122.33                   0                           0    2.3387
    149              2,332,221.75                   0            4,748.30                   0                           0    2.3387
    150              2,230,960.02                   0            4,696.82                   0                           0    2.3387
    151              2,132,513.57                   0            4,347.96                   0                           0    2.3387
    152              2,036,805.25                   0            4,294.63                   0                           0    2.3387
    153              1,943,760.00                   0            4,101.88                   0                           0    2.3387
    154              1,853,304.83                   0            3,788.23                   0                           0    2.3387
    155              1,765,368.72                   0            3,732.33                   0                           0    2.3387
    156              1,679,882.56                   0            3,440.56                   0                           0    2.3387
    157              1,596,779.14                   0            3,383.08                   0                           0    2.3387
    158              1,515,993.07                   0            3,215.72                   0                           0    2.3387
    159              1,437,460.73                   0            2,856.06                   0                           0    2.3387
    160              1,338,826.22                   0            2,894.87                   0                           0    2.3387
    161              1,209,251.53                   0            2,609.26                   0                           0    2.3387
    162              1,139,152.37                   0            2,435.29                   0                           0    2.3387
    163              1,071,017.91                   0            2,220.11                   0                           0    2.3387
    164              1,004,794.00                   0            2,156.90                   0                           0    2.3387
    165                940,427.97                   0            2,023.54                   0                           0    2.3387
    166                877,868.57                   0            1,832.82                   0                           0    2.3387
    167                817,065.98                   0            1,767.92                   0                           0    2.3387
    168                757,971.71                   0            1,592.39                   0                           0    2.3387
    169                700,538.61                   0            1,526.46                   0                           0    2.3387
    170                644,720.81                   0            1,410.80                   0                           0    2.3387
    171                590,473.69                   0            1,172.74                   0                           0    2.3387
    172                537,753.86                   0            1,189.14                   0                           0    2.3387
    173                486,519.11                   0            1,048.04                   0                           0    2.3387
    174                436,728.38                   0              979.79                   0                           0    2.3387
    175                388,341.73                   0              851.15                   0                           0    2.3387
    176                341,320.32                   0              782.07                   0                           0    2.3387
    177                295,626.37                   0              687.38                   0                           0    2.3387
    178                251,223.13                   0              576.15                   0                           0    2.3387
    179                208,074.86                   0              505.93                   0                           0    2.3387
    180                166,146.79                   0              405.52                   0                           0    2.3387
    181                125,405.10                   0               334.6                   0                           0    2.3387
    182                 85,816.91                   0              252.55                   0                           0    2.3387
    183                 47,350.23                   0               156.1                   0                           0    2.3387
    184                  9,973.94                   0               95.36                   0                           0    2.3387
    185                         0                   0               19.44                   0                           0    2.3387

No securities are being offered by these summary materials. If the securities described herein or other securities are ultimately offered, they will be offered only pursuant to a definitive offering circular, and prospective investors who consider purchasing any such securities should make their investment decision based only upon the information provided therein and consultation with their own advisers. This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person.The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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